UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2019
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington		98006-1350
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 13, 2019, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following three proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 26, 2019 (the “Proxy Statement”):

(1)	Elect twelve director nominees named in the Proxy Statement to the Company’s Board of Directors;
(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and
(3)	Vote on a stockholder proposal regarding limitations on accelerated vesting of equity awards in the event of a change of control.
Proposal 1 - Election of Directors

The following twelve director nominees were elected at the Annual Meeting to serve terms ending at the Company’s 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified:

Director Nominee	For	Withhold Broker Non-Votes
Srikant M. Datar	783,129,978	10,279,628 25,176,886
Srini Gopalan	726,048,311	67,361,295 25,176,886
Lawrence H. Guffey	691,348,985	102,060,621 25,176,886
Timotheus Höttges	711,479,160	81,930,446 25,176,886
Christian P. Illek	696,873,476	96,536,130 25,176,886
Bruno Jacobfeuerborn	725,542,525	67,867,081 25,176,886
Raphael Kübler	674,229,012	119,180,594 25,176,886
Thorsten Langheim	696,613,204	96,796,402 25,176,886
John J. Legere	739,364,326	54,045,280 25,176,886
G. Michael Sievert	725,002,216	68,407,390 25,176,886
Teresa A. Taylor	762,023,174	31,386,432 25,176,886
Kelvin R. Westbrook	701,643,754	91,765,852 25,176,886

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019 was approved as follows:

For	Against	Abstain	Broker Non-Votes
815,461,818	2,793,815	330,859	0

Proposal 3- Stockholder Proposal regarding Limitations on Accelerated Vesting of Equity Awards in the Event of a Change of Control

The stockholder proposal regarding limitations on accelerated vesting of equity awards in the event of a change of control was not approved as follows:

For	Against	Abstain	Broker Non-Votes
83,860,177 709,286,852 262,577 25,176,886

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 14, 2019	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer